UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 12, 2012

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CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-53354	26-0241222
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On October 12, 2012, Clear Channel Communications, Inc. (the “Company”), an indirect subsidiary of CC Media Holdings, Inc., issued a press release announcing the commencement of a private offer to exchange up to $2.0 billion aggregate principal amount of term loans under its Amended and Restated Credit Agreement, dated as of February 23, 2011 (the “Cash Flow Credit Facilities”) relating to certain senior secured cash flow-based credit facilities, among the Company, Clear Channel Capital I, LLC, the subsidiary co-borrowers party thereto, the foreign subsidiary revolving borrowers party thereto, Citibank, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders from time to time party thereto, for a like principal amount of its newly issued 9.0% priority guarantee notes due 2019 (the “Notes”). The exchange offer is only available to eligible lenders under the Cash Flow Credit Facilities and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell or exchange nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the private offering of the Notes is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

On October 12, 2012, the Company issued a press release announcing that it is pursuing amendments to the Cash Flow Credit Facilities. A copy of the press release announcing the proposed amendments is attached hereto as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
99.1
Press Release issued by Clear Channel Communications, Inc., dated October 12, 2012 (Incorporated by reference from Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K file on October 12, 2012.).

99.2
Press Release issued by Clear Channel Communications, Inc., dated October 12, 2012 (Incorporated by reference from Exhibit 99.2 to Clear Channel Communications, Inc.’s Current Report on Form 8-K file on October 12, 2012.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: October 12, 2012	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press Release issued by Clear Channel Communications, Inc., dated October 12, 2012 (Incorporated by reference from Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K file on October 12, 2012.).

99.2
Press Release issued by Clear Channel Communications, Inc., dated October 12, 2012 (Incorporated by reference from Exhibit 99.2 to Clear Channel Communications, Inc.’s Current Report on Form 8-K file on October 12, 2012.).